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                                                                    Exhibit 10.7

                                TCSI CORPORATION

                    1994 OUTSIDE DIRECTORS STOCK OPTION PLAN
                            (as amended May 5, 1998)

1.    Purpose

      The purpose of this Outside Directors Stock Option Plan (the "Plan") of TCSI Corporation, a Nevada corporation (the "Company"), is to provide an incentive to each Outside Directors (as hereinafter defined) of the Company to increase stockholder value by granting to each such Outside Directors options ("Stock Options") to purchase shares of the Company's common stock, par value $0.10 per share ("Common Stock").

      The term "Outside Director" refers to those members of the Company's Board of Directors (the "Board") who are not employees of the Company or any of its subsidiaries.

2.    Eligibility

      Each Outside Director shall receive Stock Options granted in accordance with the terms of the Plan.

3.    Shares To Be Issued

      The maximum number of shares of Common Stock that may be subject to Stock Options granted hereunder shall be 300,000. Shares of Common Stock subject to Stock Options granted hereunder which are not issued, by reason of the expiration, cancellation, forfeiture or other termination of such Stock Options prior to exercise thereof, shall again be available for future grants hereunder.

      Shares of Common Stock to be issued upon exercise of Stock Options granted hereunder may be authorized and unissued shares, or a combination thereof.

4.    Administration Of The Plan

      The Plan shall be administered by the Board or a committee thereof. Grants of Stock Options hereunder and the terms of such Stock Options shall be in accordance with Sections 8 through 14 herein. However, the Board shall interpret the Plan, including Stock Options granted hereunder. All such interpretations relating to the Plan adopted by the Board shall be conclusive and binding on all parties. Each Stock Option granted hereunder shall be evidenced by a written agreement (the "Agreement") between the Company and the optionee and, upon execution by the Company and the optionee and delivery of the Agreement to the Company, such Stock Option shall be effective as of its date of grant.

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5.    Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset
      Sale or Change of Control.

      Changes in Capitalization
      Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Stock Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Stock Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of the Stock Option, as well as the price per share of Common Stock covered by each such outstanding Stock Option, and the number of shares of Common Stock issuable pursuant to the automatic grant provisions of Section 9 hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number o{ issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any
                                    --------  -------
      convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the price or price of shares of Common Stock subject to a Stock Option.

      Dissolution or Liquidation
      In the event of the proposed dissolution or liquidation of the Company, to the extent that a Stock Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action.

      Merger or Asset Sales
      In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Stock Option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the Stock Option or to substitute an equivalent option, each outstanding Stock Option shall become fully vested and exercisable, including as to shares of Common Stock as to which it would not otherwise be exercisable. If a Stock Option becomes fully vested and exercisable in the event of a merger or sale of assets, the Board shall notify the Optionee that the Stock Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Stock Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Stock Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each share of Common Stock subject to the Stock Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share of Common

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      Stock held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding share of Common Stock).

6.    Effective Date and Term of Plan

      The Plan shall be submitted to the stockholders of the Company for approval and if approved shall become effective as of the date of approval by the Board. Stock Options may be granted hereunder prior to submission of the Plan for stockholder approval, however, any grants hereunder shall be null and void if the stockholders of the Company do not approve the Plan. The Plan shall terminate ten years after its effective date unless terminated prior thereto by action of the Board. No Stock Options shall be granted hereunder after termination of the Plan, but termination of the Plan shall not affect the rights of any optionee under any Stock Option granted thereunder prior to termination of the Plan.

7.    Amendments

      The Plan may be amended or terminated by the Board in any respect, at any time, subject to any required stockholder approval of any amendment. No Stock Option granted hereunder may be altered or canceled, except in accordance with its terms, without the written consent of the optionee.

8.    Securities Matters

      An Outside Director entitled to receive Common Stock upon exercise of any Stock Option may be required by the Company, as a condition prerequisite to such delivery, to agree in writing that all Common Stock to be acquired pursuant thereto shall be held for his or her own account without a view to any further distribution thereof, that the certificates for such Common Stock shall bear an appropriate legend to that effect and that such Common Stock will not be transferred or disposed of except in compliance with applicable federal and state laws.

      The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933 of any Common Stock to be issued hereunder or to effect similar compliance under any state laws.

9.    Grants of Stock Options

      A Stock Option of 5,000 shares of Common Stock shall be granted to each Outside Director as of December 2, 1994. Thereafter, a Stock Option of 20,000 shares of Common Stock shall be granted to each New Outside Director (as hereinafter defined) upon appointment or election to the Board. Subject to the availability of sufficient shares of Common Stock in accordance with Section 3 hereof, a Stock Option for 5,000 shares of Common Stock shall be granted to each Outside Director annually on the anniversary of the initial award made to the

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      Outside Director under this Plan, but only if such Outside Director is an
      Outside Director at such time.

      In the event that several Outside Directors become entitled to be granted Stock Options hereunder simultaneously, and by reason of Section 3 hereof there is an insufficient number of shares of Common Stock available for such grants, the remaining shares of Common Stock shall be allocated in equal amounts to Stock Options granted to such several Outside Directors and to any other Outside Director who becomes entitled to be granted Stock Options within the subsequent twelve month period.

      The term "New Outside Director" refers to a person who (i) is appointed or elected to the Board, (ii) will be an Outside Director after such appointment or election and (iii) was not an outside member of the Board for a continuous period or sixty (60) days prior to such appointment or election. Such term does include an employee director who terminates employment with the Company and remains a member of the Board.

10.   Period of Exercisability

      Each Stock Option granted hereunder shall become exercisable as to 139 shares (or, in the case of a grant to a New Outside Director, 556 shares) of Common Stock at the end of the month of grant (the "Initial Date of Exercisability") and as to an equal number of shares of Common Stock on the last day of each of the next thirty-five calendar months following the Initial Date of Exercisability. No Stock Option granted hereunder shall be exercisable more than five (5) years after the date of grant of such Stock Option.

11.   Termination of Directorship

      Except as set forth below, an optionee who ceases to be a member of the Board (a "Termination") may not thereafter exercise any Stock Option granted hereunder to such optionee.

      Death
      If an optionee dies while a Director of the Company, then immediately upon the death of such optionee, each Stock Option granted hereunder and held by such optionee will be exercisable by such optionee's executor, administrator, legal representative or transferee pursuant to Section 14 hereof, until the expiration of the term of such Stock Option, for all of the then remaining shares of Common Stock covered thereby, notwithstanding
      Section 10.

      Termination Other Than By Death
      If an optionee ceases to be a director of the Company other than by reason of the optionee's death, then each Stock Option granted thereunder and held by such optionee will be exercisable until ninety (90) days following such termination only to the extent that such Stock Option was exercisable immediately prior to

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      such optionee's Termination and will lapse with respect to any portion thereof which was not exercisable immediately prior to such optionee's Termination.

      If an optionee dies after a Termination, then each Stock Option granted hereunder and held by such optionee will be exercisable by such optionee's executor, administrator, legal representative or transferee pursuant to
      Section 14 hereof, until the expiration of the term of such Stock Option, only to the extent that such Stock Option was exercisable immediately prior to such optionee's death.

12.   Price

      The per share purchase price (the "Purchase Price") of shares of Common Stock, subject to a Stock Option granted hereunder shall be equal to the fair market value of the share of Common Stock on the date of grant of such Stock Option. The fair market value or a share of Common Stock shall be equal to the average closing sales price on the immediately preceding five trading days of a share of common stock as reported by NASDAQ or the exchange on which the Common Stock is traded (or, if not reported by NASDAQ or such exchange on such date, on the next earlier date for which such price is reported).

13.   Manner of Exercise

      The exercise of a Stock Option granted hereunder shall be made by the delivery by the optionee or a personal representative of written notice of such election to the Company. Upon such exercise, payment (or arrangement therefor) of the Purchase Price of the shares of Common Stock being purchased shall be paid (i) in cash; (ii) in whole shares of Common Stock of the Company having a fair market value equal to the Purchase Price of the shares of Common Stock being purchased; provided, however, shares of Common Stock so delivered to the Company shall have been held for at least six months by the optionee if they were acquired, directly or indirectly, from the Company; or (iii) in a combination thereof. The Plan permits an option granted under the Plan to be exercised by a broker-dealer acting on behalf of the participant upon delivery of a duly executed notice of election of exercise to the broker-dealer, if adequate provision has been made for the payment of any withholding taxes due and the parties otherwise comply with Regulation T as promulgated by the Federal Reserve Board.

14.   Non-Transferability of Options

      Options granted hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that in the event that the rules under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, are changed such that Options granted under this Plan may be transferable and still comply with Rule 16b-3 as then in effect, then Options granted hereunder shall be transferable to the extent then permitted under Rule 16b-3.

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                                TCSI CORPORATION

                        DIRECTORS STOCK OPTION AGREEMENT
                            (as amended May 5, 1998)

TCSI Corporation, a Nevada corporation (the "Company") has granted to ____________ (the "Optionee"), an option to purchase a total of ________ shares of the Company's Common Stock (the "Optioned Stock"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1994 Outside Directors Stock Option Plan (the "Plan"), as amended May 5, 1998, adopted by the Company which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

1.    Nature of the Option. This Option is a non-statutory option and is not
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      intended to qualify for any special tax benefits to the Optionee.

2.    Exercise Price. The exercise price is $____ for each share of Common
      --------------
      Stock.

3.    Exercise of Option. This Option shall be exercisable during its term in
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      accordance with the provision of Section 10 of the Plan as follows:

      (i)   Right to Exercise.
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            (a)   This Option shall become exercisable in installments
                  cumulatively with respect to ______ Shares of the Optioned Stock at the end of the month of grant and as to an additional ______ shares of the Optioned Stock on the last day of each month thereafter, so that one hundred percent (100%) of the Optioned Stock shall be exercisable three years after the date of grant.

            (b)   This Option may not be exercised for a fraction of a share.

            (c) In the event of Optionee's death, disability of other termination of service as a Director, the exercisability of the Option is governed by Section 11 of the Plan.

      (ii)  Method of Exercise. This Option shall be exercisable by written
            ------------------
            notice which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised. Such written notice, in the form attached hereto as Exhibit A, shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price.

4.    Method of Payment. Payment of the exercise price shall be by any of the
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      following or a combination thereof, at the election of the Optionee:

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      (i)     cash;

      (ii)    check;

      (iii)   wire transfer; or

      (iv) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

5.    Restrictions on Exercise. This Option may not be exercised if the issuance
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      of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulations, or if such issuance would not comply with the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6.    Non-Transferability of Option.
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      Options granted hereunder may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that in the event that the rules under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, are changed such that Options granted under this Plan may be transferable and still comply with Rule 16b-3 as then in effect, then Options granted hereunder shall be transferable to the extent then permitted under Rule 16b-3.

7.    Term of Option. This Option may not be exercised more than five years (5)
      --------------
      from the date of grant of this Option, and may be exercised during such period only in accordance with the Plan and the terms of this Option.

8.    Taxation Upon Exercise of Option. Optionee understands that, upon exercise
      --------------------------------
      of this Option, he/she will recognize income for tax purposes in an amount equal to the excess of the then Fair Market Value of Shares purchased over the exercise price paid for such Shares. Since the Optionee is subject to
      Section 16(b) of the Securities Exchange Act of 1934, as amended, under certain limited circumstances the measurement and timing of such income (and the commencement of any capital gain holding period) may be deferred, and the Optionee is advised to contact a tax advisor concerning the application of Section 83 of the Internal Revenue Code of 1986, as amended, in general and the availability an 83(b) election in particular in connection with the exercise of the Option. Upon a resale of such Shares by the Optionee, any difference between the sale price and the Fair Market Value of the Shares on the date of exercise of

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      the Option, to the extent not included in income as described above, will be treated as capital gain or loss.

DATE OF GRANT:    _______________

                                       TCSI Corporation
                                       a Nevada Corporation

                                       By:_______________________________

Optionee acknowledges receipt of a copy of the Plan, a copy of which is attached hereto, and represents that he/she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provision thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.

Dated:_______________________          __________________________________
                                       Optionee

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                                    EXHIBIT A

                        DIRECTORS STOCK OPTION AGREEMENT

To:         TCSI Corporation
            1080 Marina Village Parkway
            Alameda, CA 94501-1046
            Attn: Secretary

Subject: Notice of Intent to Exercise Options under the TCSI Corporation 1994 Outside Directors Stock Option Plan (As amended May 5, 1998)

________________________________________________________________________________

I am the "Optionee" holding an Option pursuant to the Option Agreement entered into with the Company dated _______________________, 2001 (the "Agreement"). Pursuant to the Agreement, I hereby provide you with official notice that I elect to exercise my Option as follows (select one):

A. EXERCISE OF OPTION AND IMMEDIATE SALE OF SHARES THROUGH A "CASHLESS" EXERCISE PROGRAM:

          1)    NUMBER OF SHARES:_______________

          I understand and agree that the fair market value of the shares issued and sold upon this exercise of my option will be made as of the day that the shares are sold pursuant to the "cashless" exercise program.

          I further understand and agree that appropriate withholdings for federal and state taxes shall be withheld from my "cashless" exercise program account before the proceeds of the sale of the shares are remitted to me.

B.    EXERCISE OF OPTION WITH SHARES TO BE HELD FOR FUTURE SALE;

          1)    NUMBER OF SHARES:_______________

          2)    METHOD OF PAYMENT:_____________

          I understand and agree that the determination of the fair market value of the shares issued upon this exercise of my Option shall be made as of the day that this Notice of Exercise is received by the Secretary of the Company.

          Concurrently herewith, I have paid in cash or by check any amounts required to be withheld to satisfy any applicable tax withholding as a result of the exercise of my option.

      The certificate for the shares should be forwarded to me at:

      ADDRESS:__________________________________________________________________

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I further understand that this election is irrevocable once it is effective in accordance with the terms of the Agreement


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Signature                                  Date

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